SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	October 21, 2004
HNI Corporation (Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation)

0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, IA (Address of principal executive offices)	52761-0071 (Zip Code)

Registrant's telephone number, including area code: 563/264-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Conditions.

On October 21, 2004, HNI Corporation issued a press release announcing its financial results for the quarter ended October 2, 2004.  A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS Item 9.01.   Financial Statements and Exhibits. Exhibits.

Exhibit

Number Exhibit 99.1 Text of press release dated October 21, 2004.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HNI Corporation
Date: October 21, 2004	By: /s/ Jerald K. Dittmer Jerald K. Dittmer Vice President and Chief Financial Officer

EXHIBIT INDEX Exhibit Number Exhibit 99.1 Text of press release dated October 21, 2004.